1838 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

FELLOW SHAREHOLDER:

Crisis, what crisis? September 1998, a little over a year ago, the equity markets around the world were depressed due to economic and financial crises in Asia, Russia and Latin America. Yet, at the end of October 1999, the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE") stood near its highest level ever, after returning 23% in U.S. dollars in 12 months. Markets that were hit hardest during the crisis recovered the fastest:
The emerging markets index returned 45.4% during this fiscal year of our Fund, and the emerging markets of Asia did even better at 67.4%. At present, news from around the world is predominantly about how industrial production and economic growth is above expectations -- albeit with some exceptions in Asia, Latin America and Eastern Europe.

Your Fund's net asset value per share, taking into account the distributions made in December 1998, rose 29.1% during the year ending October 31, 1999, 6.1% above the EAFE benchmark of 23.4%. Considering the volatility of the equity markets during this period, we are happy to be able to report these results. A year ago, it would have seemed prudent to hold some cash in the portfolio, emphasize European equities, and within industries, emphasize generally defensive industries such as utilities. The result of such an investment approach would have provided a stable return of close to zero and thus have resulted in missing out on the tremendous rally in primarily Asian stock markets and in the more cyclical industries. Our investment style of managing fully invested portfolios with at all times broad regional and industry diversification requires us to identify quality regional leaders whenever and where ever in the world regardless of market sentiment. Thus we made some of our largest capital gains in two Japanese consumer finance companies, Takefuji and Aiful earlier this year, while foreign investors poured money into this market. However, we were late in investing in Japanese banks- which we considered to be suffering from overcapacity in the industry, terrible balance sheets and generally uninspiring management- and did not benefit from the rally caused by large scale consolidation in the industry. We also received an especially large performance boost from Korean holdings like Pohang Iron & Steel and Korea Electric Power, and in the telecomunications area, Vodafone in the UK, Nokia in Finland, Mannesmann in Germany and China Telecom in Hong Kong/China.

New names in the Fund's portfolio include Nortel Networks (with Lucent and Ericsson in the global top three of telecommunications equipment producers), Deutsche Bank (leading European bank which acquired Bankers Trust), Murata Manufacturing and NEC in Japan (both leading electronic components manufacturers), Cifra (Mexican WalMart affiliate), and DBS and Singapore Airlines (Singapore's leading bank and airline). All have the quality management teams, balance sheets and market positions in place that should enable them to grow company earnings substantially over the next years.

Creating shareholder value is increasingly the top priority of management of overseas companies, which should benefit all of us as shareholders of this Fund. Continuing improvement in economic growth, as forecasted by the IMF, OECD and many leading economists, should boost sales and earnings for most companies, particularly since inflationary pressures appear to remain subdued. At this time, the biggest risk for the stock markets overseas seems to be the possibility of rising interest rates in the U.S. However, lower equity valuations overseas in combination with generally lower bond yields and potential for further company earnings growth could well support international equity markets, should the US markets lose steam.

1838 INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                           International Equity Fund
              Comparison of Change in Value of $10,000 Investment*


                          Average Annual Total Returns
                              for the Periods Ended
                                October 31, 1999
--------------------------------------------------------------------------------

                                          Final Value of a
          1 Year    Since Inception       $10,000 Investment
          ------    ---------------       ------------------
  Fund    29.10%        12.80%                 $16,675
  EAFE    23.03%         9.81%                  14,882


In the printed version there appears a line graph with the following plot points depicted:

             1838 International
                Equity Fund              EAFE
             ------------------          ----
3-Aug-95           10000                10000
Oct-95              9610                 9544
Oct-96             10485                10544
Oct-97             12082                11032
Oct-98             12916                12096
Oct-99             16675                14882



* Past performance of the Fund is not predictive of future performance. The 1838 International Equity Fund commenced operations on August 3, 1995. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns may be higher due to 1838 Investment Advisors, Inc. maintenance of the Fund's expenses. Please bear in mind that investing in foreign securities involves special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The EAFE is an unmanaged index representing the market value weighted price of 1,100 stocks of the major stock exchanges in Europe, Australia and the Far East without any associated expenses and the returns assume reinvestment of all distributions. You cannot invest directly in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See Financial Highlights on page 23.

                                         Sincerely,

                                         /s/ Hans van den Berg
                                         ---------------------
                                         Hans van den Berg
                                         Vice President & Portfolio Manager

1838 INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                                Value
                                                                                              Shares          (Note 2)
                                                                                             ---------       -----------
COMMON STOCK -- 99.21%
AUSTRALIA -- 0.83%
  Woodside Petroleum Ltd.                     Oil & Gas...........................             120,000       $   722,698
                                                                                                             -----------
FINLAND -- 2.14%
  Nokia Corp. - Sponsored ADR                 Information Technology Hardware.....              16,000         1,849,000
                                                                                                             -----------
FRANCE -- 8.93%
  Accor SA                                    Leisure, Entertainment & Hotels.....               2,500           562,329
  AXA, Inc.                                   Insurance...........................               8,500         1,198,077
  Cap Gemini SA                               Software & Computer Services........               7,000         1,059,491
  Lafarge                                     Construction & Building Materials...               7,670           737,655
  Schlumberger, Ltd.                          Oil & Gas Services..................              14,000           847,875
  Societe Generale (A Shares)                 Banks...............................               7,834         1,704,476
  Total SA (B Shares)                         Oil & Gas...........................              12,000         1,620,769
                                                                                                             -----------
                                                                                                               7,730,672
                                                                                                             -----------
GERMANY -- 7.05%
  Adidas-Salomon AG                           Household Goods & Textiles..........               8,500           614,673
  DaimlerChrysler AG                          Automobiles.........................               7,135           554,746
  Deutsche Bank AG                            Banks...............................              15,400         1,103,931
  Henkel KGAA                                 Chemicals...........................              12,000           708,850
  Karstadt AG                                 General Retailers...................              18,000           813,538
  Mannesmann AG                               Telecommunication Services..........              10,000         1,571,369
  SAP AG - Sponsored ADR                      Software & Computer Services........              20,000           731,250
                                                                                                             -----------
                                                                                                               6,098,357
                                                                                                             -----------
HONG KONG -- 2.41%
  China Telecom HK Ltd.
    - Sponsored ADR *                         Telecommunication Services..........              15,000         1,012,500
  HSBC Holdings plc                           Banks...............................              67,404           808,987
  Huaneng Power Int'l., Inc.
    - Sponsored ADR                           Electricity.........................              22,000           266,750
                                                                                                             -----------
                                                                                                               2,088,237
                                                                                                             -----------
IRELAND -- 2.09%
  Allied Irish Banks - Sponsored ADR          Banks...............................              33,000           827,063
  Elan Corp. plc - Sponsored ADR *            Pharmaceuticals.....................              38,000           978,500
                                                                                                             -----------
                                                                                                               1,805,563
                                                                                                             -----------

                       See notes to financial statements.

1838 INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                                Value
                                                                                              Shares          (Note 2)
                                                                                             ---------       -----------
ITALY -- 3.98%
  ENI SPA - Sponsored ADR                     Oil & Gas...........................              15,000       $   881,250
  TIM SPA                                     Telecommunication Services                       200,000         1,248,686
  Unicredito Italiano RNC                     Banks...............................              75,000           261,720
  Unicredito Italiano SPA                     Banks...............................             225,000         1,052,396
                                                                                                             -----------
                                                                                                               3,444,052
                                                                                                             -----------

JAPAN -- 27.76%
  Advantest Corp.                             Information Technology Hardware.....              12,900         1,940,686
  Aiful Corp.                                 Specialty & Other Finance...........              13,200         2,049,061
  Bank of Tokyo-Mitsubishi Ltd.               Banks...............................              55,000           910,694
  Fanuc Ltd.                                  Electronic & Electrical Equipment...              21,000         1,629,935
  Fujitsu Support and Service                 Software & Computer Services........               4,000         1,123,036
  Hitachi Ltd.                                Electronic & Electrical Equipment                 70,000           755,941
  Honda Motor Co. Ltd.                        Automobiles.........................              22,000           927,559
  Hoya Corp.                                  Health..............................              15,000         1,077,999
  KAO Corp.                                   Personal Care & Household Products..              80,000         2,437,716
  Minebea Co. Ltd.                            Electronic & Electrical Equipment...             100,000         1,346,301
  Murata Manufacturing Co. Ltd.               Information Technology Hardware.....               8,000         1,027,213
  NEC Corporation                             Information Technology Hardware.....              65,000         1,314,201
  Nippon Telegraph & Telephone                Telecommunication Services..........                  80         1,226,524
  Nomura Securities Co. Ltd.                  Specialty & Other Finance...........              70,000         1,154,370
  Takeda Chemicals Industries                 Pharmaceuticals.....................              30,000         1,721,924
  Takefuji Corporation                        Speciality & Other Finance..........              12,000         1,552,319
  TDK Corp.                                   Household Goods & Textiles..........               8,000           782,675
  Tokio Marine & Fire Insurance               Insurance...........................              80,000         1,046,378
                                                                                                             -----------
                                                                                                              24,024,532
                                                                                                             -----------

MEXICO -- 1.08%
  Cifra SA de CV ADR *                        General Retailers...................              60,000           936,828
                                                                                                             -----------

NETHERLANDS -- 5.90%
  Akzo Nobel                                  Chemicals...........................              22,000           946,689
  ASM Lithography Holding NV *                Information Technology Hardware.....              15,000         1,089,375
  ING Groep, NV                               Banks...............................              20,669         1,218,328
  Philips Electronics - NY Shares             Electronic & Electrical Equipment...               9,200           956,225
  Unilever NV - NY Shares                     Food Producers & Processors.........              13,392           893,079
                                                                                                             -----------
                                                                                                               5,103,696
                                                                                                             -----------
PORTUGAL -- 0.94%
  BPI-SGPS SA - Reg. Shares                   Specialty & Other Finance...........             202,945           810,585
                                                                                                             -----------

                       See notes to financial statements.

1838 INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                                Value
                                                                                              Shares          (Note 2)
                                                                                             ---------       -----------
SINGAPORE -- 2.27%
  DBS Group Holdings                          Banks...............................              98,855       $ 1,117,006
  Singapore Airlines, Ltd.                    Transport...........................              80,000           846,256
                                                                                                             -----------
                                                                                                               1,963,262
                                                                                                             -----------

SOUTH KOREA -- 2.61%
  Pohang Iron & Steel                         Steel & Other Materials.............               7,000           840,350
  SK Telecom Co. Ltd.                         Telecommunication Services..........               1,229         1,419,062
                                                                                                             -----------
                                                                                                               2,259,412
                                                                                                             -----------

SPAIN -- 3.29%
  Argentaria SA                               Banks...............................              30,000           665,335
  Banco Santander Central Hispano SA          Banks...............................               2,748            28,508
  Endesa - Sponsored ADR                      Electricity.........................              40,000           797,500
  Telefonica SA - Sponsored ADR               Telecommunication Services..........              27,237         1,360,148
                                                                                                             -----------
                                                                                                               2,851,419
                                                                                                             -----------

SWEDEN -- 3.79%
  ABB Ltd.*                                   Engineering & Machinery.............              11,195         1,112,950
  Electrolux AB (B Series)                    Household Goods & Textiles..........              57,000         1,134,714
  Svenska Cellulosa AB (B Shares)             Forestry & Paper....................              38,500         1,037,484
                                                                                                             -----------
                                                                                                               3,285,148
                                                                                                             -----------

SWITZERLAND -- 5.90%
  Adecco SA - Registered Shares               Support Services....................               2,500         1,516,046
  Nestle SA - Sponsored ADR                   Food Procedurers & Processors.......              11,300         1,090,147
  Roche Holding AG Genuss                     Pharmaceuticals.....................                  90         1,080,921
  Zurich Allied AG                            Insurance...........................               2,500         1,415,961
                                                                                                             -----------
                                                                                                               5,103,075
                                                                                                             -----------

UNITED KINGDOM -- 16.81%
  Barratt Developments plc                    Construction & Building Materials...             200,000           774,505
  Bass plc                                    Beverages...........................              60,000           654,719
  BP Amoco                                    Oil & Gas...........................             261,059         2,531,667
  British Aerospace plc                       Aerospace & Defence.................             174,889         1,025,937
  Imperial Chemical Industries plc            Chemicals...........................              85,000           847,320
  Kingfisher plc                              General Retailers...................              88,647           968,042
  Lloyds TSB Group plc                        Banks...............................              57,196           789,303
  Misys plc                                   Software & Computer Services........             125,706         1,050,951
  Pearson plc                                 Media & Photography.................              40,000           891,993
  Prudential Corporation plc                  Life Assurance......................              65,000         1,018,055

                       See notes to financial statements.

1838 INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                                Value
                                                                                              Shares          (Note 2)
                                                                                             ---------       -----------
UNITED KINGDOM -- (CONTINUED)
  Rentokil Initial plc                        Support Services....................             100,000       $   333,103
  Royal Bank of Scotland Group plc            Banks...............................              50,302         1,153,917
  TI Group plc                                Engineering & Machinery.............             158,000         1,068,160
  Vodafone Group plc - Sponsored ADR          Telecommunication Services..........              30,000         1,438,125
                                                                                                             -----------
                                                                                                              14,545,797
                                                                                                             -----------

UNITED STATES -- 1.43%
  Nortel Networks Corp.                       Information Technology Hardware.....              20,000         1,238,750
                                                                                                             -----------

TOTAL COMMON STOCKS (Cost $66,658,641)............................................                            85,861,155

SHORT-TERM INVESTMENT -- 0.35%
  A.I.M. Liquid Asset Portfolio (Cost $303,390)...................................             303,390           303,390
                                                                                                             -----------

TOTAL INVESTMENTS (Cost $66,962,031)+ -- 99.56%...................................                           $86,164,545

OTHER ASSETS AND LIABILITIES, NET -- 0.44%........................................                               382,481
                                                                                                             -----------

NET ASSETS -- 100.00%.............................................................                           $86,547,026
                                                                                                             ===========

MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Common Stocks
  Resources -- 7.69%                                         Utilities -- 1.24%
  Basic Industries -- 6.86%                                  Information Technology -- 14.47%
  General Industries -- 9.20%                                Financials -- 25.49%
  Cyclical Consumer Goods -- 4.68%                           -- Banks -- 13.56%
  Non-Cyclical Consumer Goods -- 11.57%                      -- Insurance -- 4.26%
  Cyclical Services -- 8.00%                                 -- Life Assurance -- 1.19%
  Non-Cyclical Services -- 10.80%                            -- Specialty & Other -- 6.48%

* Non-income producing.

+ The cost for federal income tax purposes was $66,962,031. At October 31, 1999, net unrealized appreciation was $19,202,514. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $24,388,985, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,186,471.

ADR -- American Depository Receipt

                       See notes to financial statements.

1838 SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------

FELLOW SHAREHOLDER:

Fiscal 1999 proved to be a challenging year for the 1838 Small Cap Equity Fund. The Fund declined 4.3% versus a 14.9% increase for the Russell 2000 Index and 0.7% increase for the Russell 2000 Value Index benchmarks. Overall, the year was marked by the continuation of trends that were established during the latter half of calendar 1998 -namely that technology and Internet-related stocks, as well as large capitalization stocks, provided the dominant and driving factors for stock appreciation. The investment backdrop was characterized by several key factors, including high market volatility, fear of rising interest rates, and investor preference for large cap liquid investments, as well as an obsession with technology and the Internet.

Small cap, low P/E investing generated disappointing results over the last fiscal year. The key to successful investments over the last year was to own stocks with high market capitalizations and high, or infinite, P/E ratios. Small cap, low P/E stocks generated the worst returns, while small cap, high P/E stocks performed strongly. Specifically those companies with an infinite P/E ratio appreciated 65%, on average. Technology, notably the Internet, and energy and telecommunications stocks provided the greatest contribution to the Russell 2000 Index and Russell 2000 Value Index benchmark's fiscal year performance. The stocks within these sectors, generally, carry high P/E multiples, and are therefore not permissible for investment under the Small Cap Fund's investment discipline. Additionally, the Small Cap Equity Fund attempts to invest in a reasonably diversified (by industry) group of companies in order to reflect to some degree the economy as a whole. That strategy, as such, was not successful during the fiscal year 1999.

                             Small Cap Equity Fund
              Comparison of Change in Value of $10,000 Investment*


                      Average Annual Total Returns for the
                         Periods Ended October 31, 1999
-------------------------------------------------------------------------------

                                   Since          Final Value of a
                     1 Year      Inception       $10,000 Investment
                     ------      ---------       ------------------
  Fund               (4.29)%       2.01%             $10,695
  Russell
  2000
  Index              14.87%        7.29%              12,678


In the printed version there appears a line graph with the following plot points depicted:

              1838 Small Cap      Russell
               Equity Fund       2000 Index
              --------------     ----------
17-Jun-96         10000            10000
Oct-96             9570             9680
Oct-97            13197            12519
Oct-98            11174            11037
Oct-99            10695            12678


* Past performance of the Fund is not predictive of future performance. The 1838 Small Cap Equity Fund commenced operations on June 17, 1996. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns may be higher due to 1838 Investment Advisors, Inc. maintenance of the Fund's expenses. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The Russell 2000 Index is an unmanaged stock market index without any associated expenses and the return assumes reinvestment of all dividends. You cannot invest directly in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See Financial Highlights on page 24.

1838 SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------

Within the Fund's portfolio, the best performing stocks resided in the broad consumer cyclical sector, and included Harrah's Entertainment, Ames Department Stores, BJ's Wholesale Club, and Universal Electronics. The technology sector also contributed positively, with the largest gains coming from AVX, Symantec, Black Box, and Burr Brown. Brylane, The Learning Company, Holophane, Lone Star Industries and World Color Press were acquired. The greatest negative impact resided within the Financial Services, Basic Materials, and Health Care sectors. Financial Services, and insurance companies in particular, underperformed due to an uncharacteristically difficult property/casualty environment. Basic Materials stocks, in spite of their inexpensive valuations, performed poorly in the face of a potential economic slowdown which never occurred. Lastly, nursing home stocks suffered as these companies struggled to operate within new proposed payment guidelines. For the most part, these positions have been eliminated from the Fund's portfolio, and replaced by others having more encouraging fundamentals.

As of October 1999, the average P/E multiple of the stocks contained within the Fund's portfolio was less than half that of the popular small cap benchmarks. Additionally, these stocks displayed superior historical relative earnings growth, ROE, and stronger balance sheets. We remain confident that the valuation metrics and investment process of the 1838 Small Cap Equity Fund offers compelling risk/reward characteristics for our shareholders.

                                                       1838 Small Cap    Russell 2000    Russell 2000    S&P 500
                                                        Equity Fund         Index        Value Index      Index
                                                       --------------    ------------    ------------    -------
Portfolio P/E.......................................        12.8x            25.7x           17.5x         29.6x
EPS Growth 5 Years..................................        21.6%            14.0%           10.9%         15.0%
Return on Equity*...................................        15.6%            11.8%           10.3%         23.3%
Debt/Capital........................................        35.4%            38.4%           48.0%         44.4%

       * The number above represents the average return on equity for the trailing twelve month period ending October 31, 1999.

Looking forward into the Fund's fiscal year 2000, the economy, now passing beyond its one hundredth consecutive month of expansion, continues to look solid. Buoyed by a confident consumer, contained inflationary pressures and interest rates, productivity improvements driven by advances in technology and a gradual improvement in international economies, we are comfortable with a real GDP growth rate in the 3% area. Importantly, an improvement in business activity on a worldwide basis should provide the impetus for stronger results in a wider array of domestic companies that may have labored under intense pricing pressures from foreign sources pricing more for survival than profitability.

The stock market's narrow focus has been the source of a high degree of frustration for the 1838 Small Cap Equity team. Over the last ten years, our investment discipline has provided patient long-term investors with strong returns. We continue to adhere to our low P/E value investment process believing that the market, over time, rewards those companies with sound fundamentals with appropriate stock price appreciation.

                                         Sincerely,

                                         /s/ Edwin B. Powell
                                         -----------------------------
                                         Edwin B. Powell
                                         Vice President & Portfolio Manager

1838 SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                                Value
                                                                                                Shares        (Note 2)
                                                                                               ---------     -----------
COMMON STOCK -- 93.91%

BASIC INDUSTRIES -- 13.13%
    AptarGroup, Inc........................................................................       29,000     $   779,375
    Building Materials Holding Corp.*......................................................       36,915         408,372
    D.R. Horton Inc........................................................................       36,700         433,519
    Engle Homes Inc........................................................................       18,100         183,263
    IVEX Packaging Corp....................................................................       28,600         269,912
    OM Group, Inc..........................................................................       13,000         487,500
    Quanex Corp............................................................................       21,800         472,788
    Southdown, Inc.........................................................................       11,100         536,269
    Toll Brothers Inc.*....................................................................       21,900         383,250
    UCAR International Inc.*...............................................................       25,900         506,669
    US Can Corp.*..........................................................................       26,365         514,118
    Velcro Inds. NV........................................................................       43,000         542,875
                                                                                                             -----------
                                                                                                               5,517,910
                                                                                                             -----------

CAPITAL GOODS -- 0.95%
    Alliant Techsystems Inc................................................................        6,500         399,750
                                                                                                             -----------

CONSUMER CYCLICAL -- 21.49%
    American Woodmark Corp.................................................................       13,400         298,150
    BJ's Wholesale Club Inc................................................................       14,900         459,106
    Furniture Brands International Inc.*...................................................       42,400         821,500
    Harrah's Entertainment, Inc.*..........................................................       35,500       1,027,281
    Interim Services Inc.*.................................................................       25,400         417,513
    Mandalay Resort Group*.................................................................       38,600         718,925
    Mohawk Industries*.....................................................................       22,400         513,800
    R.H. Donnelley Corp....................................................................       25,800         486,975
    Sun International Hotels Ltd.*.........................................................       15,400         311,850
    Tropical Sportswear International Corp.*...............................................       32,600         647,925
    Unifi, Inc.*...........................................................................       58,500         702,000
    United Stationers, Inc.*...............................................................       18,900         481,950
    Westpoint Stevens, Inc.................................................................       28,300         535,931
    Wolverine World Wide, Inc..............................................................       48,100         493,025
    Zale Corp.*............................................................................       26,675       1,117,016
                                                                                                             -----------
                                                                                                               9,032,947
                                                                                                             -----------

                       See notes to financial statements.

1838 SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                                Value
                                                                                                Shares        (Note 2)
                                                                                               ---------     -----------
CONSUMER STAPLES -- 7.01%
    Advo, Inc.*............................................................................       32,200     $   569,537
    Buckeye Technologies*..................................................................       39,980         604,697
    O'Charley's Inc.*......................................................................       25,400         388,938
    Ruddick Corp...........................................................................       39,635         676,272
    Smithfield Foods, Inc.*................................................................       31,200         709,800
                                                                                                             -----------
                                                                                                               2,949,244
                                                                                                             -----------

ENERGY -- 4.26%
    Oceaneering International*.............................................................       29,900         405,519
    Seacor Smit Inc.*......................................................................       13,200         603,900
    Tidewater Inc..........................................................................       26,100         783,000
                                                                                                             -----------
                                                                                                               1,792,419
                                                                                                             -----------

FINANCIAL -- 24.53%
    Allmerica Financial Corp...............................................................        8,200         468,938
    Amcore Financial, Inc..................................................................        8,200         193,725
    Brandywine Realty Trust................................................................       16,500         277,406
    Chelsea GCA Realty, Inc................................................................       15,200         471,200
    Chittenden Corp........................................................................       21,000         648,375
    Colonial Bancgroup Inc.................................................................       79,900         953,806
    Cullen/Frost Bankers, Inc..............................................................       25,600         739,200
    Dime Community Bancshares..............................................................       26,300         530,931
    Everest Reinsurance Holdings...........................................................       24,725         636,669
    FPIC Insurance Group, Inc.*............................................................       10,700         169,862
    Heller Financial, Inc..................................................................       29,900         710,125
    Hudson United Bancorp..................................................................       30,500         958,844
    LaSalle Re Holdings Ltd................................................................       22,300         288,506
    Pacific Gulf Properties, Inc...........................................................       16,600         336,150
    Penn Treaty American Corp.*............................................................       15,700         282,600
    Peoples Heritage Financial Group.......................................................       46,200         877,800
    Reinsurance Group of America...........................................................       29,700         987,525
    Riggs National Corp....................................................................       24,255         366,857
    State Auto Financial Corp..............................................................       27,100         311,650
    United Security Bancorp................................................................        7,319         102,467
                                                                                                             -----------
                                                                                                              10,312,636
                                                                                                             -----------

HEALTHCARE -- 6.13%
    Amerisource Health (A shares)..........................................................       27,800     $   417,000
    Apria Healthcare Group Inc.............................................................       44,900         709,981
    Del Global Technologies Corp.*.........................................................       40,300         332,475
    Trigon Healthcare, Inc.*...............................................................       16,300         462,513
    Varian Medical Systems, Inc.*..........................................................       31,100         655,044
                                                                                                             -----------
                                                                                                               2,577,013
                                                                                                             -----------

                       See notes to financial statements.

1838 SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                                Value
                                                                                                Shares        (Note 2)
                                                                                               ---------     -----------
TECHNOLOGY -- 11.46%
    AVX Corp...............................................................................       28,700     $ 1,148,000
    Autodesk, Inc..........................................................................       18,600         348,750
    Benchmark Electronics..................................................................       22,300         356,800
    Black Box Corp.*.......................................................................       10,300         522,725
    Burr-Brown Corp.*......................................................................       14,018         551,083
    Ciber Inc.*............................................................................       26,300         429,019
    Oak Industries Inc.*...................................................................        7,590         311,190
    Sterling Software, Inc.*...............................................................       32,500         712,967
    Symantec Corp.*........................................................................        9,200         439,300
                                                                                                             -----------
                                                                                                               4,819,834
                                                                                                             -----------

TRANSPORTATION -- 4.95%
    America West Holdings Corp.*...........................................................       31,200         645,450
    Indigo Aviation AB*....................................................................       25,500         179,297
    Rollins Truck Leasing Corp.............................................................       62,150         598,194
    Sea Containers Ltd.....................................................................       22,500         658,125
                                                                                                             -----------
                                                                                                               2,081,066
                                                                                                             -----------
      TOTAL COMMON STOCKS (Cost $41,577,150)...............................................                   39,482,819

SHORT-TERM INVESTMENT -- 4.70%
    SEI Daily Income Trust Prime Obligation (Cost $1,976,664)..............................    1,976,664       1,976,664
                                                                                                             -----------

TOTAL INVESTMENTS (Cost $43,553,814)+ -- 98.61%............................................                  $41,459,483

OTHER ASSETS AND LIABILITIES, NET -- 1.39%.................................................                      586,343
                                                                                                             -----------

NET ASSETS -- 100%.........................................................................                  $42,045,826
                                                                                                             ===========

* Non-income producing security.

+ The cost for federal income tax purposes was $43,644,050. At October 31, 1999, net unrealized depreciation was $2,184,567. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $3,862,439, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $6,047,006.

                       See notes to financial statements.

1838 FIXED INCOME FUND

--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

"Through the looking glass" is a theme reflecting activity in the fixed income markets during 1999. In 1998, fears over Asian contagion led to a flight to quality in treasury securities and away from the "spread sectors" (corporate, mortgage and asset backed bonds). In 1999, contagion fears subsided and more flowed back to spread sectors. In 1998, the Fed eased rates and the 30 year U.S. Treasury rallied to an historic low of 4.75%. In 1999, the Fed began tightening rates propelling the same U.S. Treasury yield north of 6%. The impact of higher yields has caused total returns to suffer as price decreases offset the benefits of coupon inflows. On the positive side, our analysis indicates that rates are not likely to spike much further. Despite the challenge of higher rates, the Fund outperformed the Lehman Aggregate Bond Index (the "Lehman Aggregate Index") by 26 basis points, with a total return of 0.79% for fiscal year 1999. The outperformance resulted from our asset allocation over-weighting in corporate bonds, which bested other sectors in return. We were also able to take advantage of an active new issue calendar of cheap offerings.

Going forward, we expect the economy to continue on its stable growth path with inflation remaining within acceptable ranges. In this scenario, spread product should continue to outperform U.S. Treasuries and we expect to maintain our overweight to advantage this view.

The Fund's exposures compared to the Lehman Aggregate Index at October 31,1999 were as follows:

                                                                             1838
                                                                             Fixed           Lehman
                                                                            Income          Aggregate
                                                                             Fund             Index
                                                                           ---------       -----------
Corporate Bonds.......................................................        30%              20%
Mortgage-Backed.......................................................        34%              34%
Asset-Backed..........................................................         6%               3%
Agencies..............................................................        11%               8%
Treasuries............................................................        17%              35%

The total return for the 1838 Fixed Income Fund for the fiscal year ended October 31, 1999, was 0.79% versus 0.53% for the Lehman Aggregate Index. Inception-to-date (September 1997 through October 1999, annualized), the Fund returned 4.51% versus the Lehman Aggregate Index at 5.89%.

1838 FIXED INCOME FUND

--------------------------------------------------------------------------------

                               Fixed Income Fund
              Comparison of Change in Value of $10,000 Investment*

                          Average Annual Total Returns
                              for the Periods Ended
                                October 31, 1999
--------------------------------------------------------------------------------

                                  Since       Final Value of a
                      1 Year    Inception    $10,000 Investment
                      ------    ---------    ------------------
  Fund                0.79%      4.51%             $10,999

  Lehman
  Aggregate
  Bond Index          0.53%      5.89%              11,316

In the printed version there appears a line graph with the following plot points depicted:

          1838 Fixed Fund   Lehman Aggregate
          ---------------   ----------------
2-Sept-97      10000             10000
Oct-97         10270             10295
Oct-98         10913             11257
Oct-99         10999             11316


* Past performance of the Fund is not predictive of future performance. The 1838 Fixed Income Fund commenced operations on September 2, 1997. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns may be higher due to 1838 Investment Advisors, Inc. maintenance of the Fund's expenses. The Lehman Aggregate Index is an unmanaged index which consists of more than 14,750 bond issues spread over the investment grade bond universe and does not have any associated expenses and the returns assume reinvestment of all interest income. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See Financial Highlights on page 25.

                                         Sincerely,

                                         /s/ Clifford D. Corso
                                         ---------------------------
                                         Clifford D. Corso
                                         Vice President & Portfolio Manager

1838 FIXED INCOME FUND

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1999
--------------------------------------------------------------------------------



                                                                             Moody's/S&P        Principal      Value
                                                                              Rating             Amount       (Note 2)
                                                                             -----------       -----------    ----------
CORPORATE BONDS -- 29.92%
  FINANCIAL -- 19.30%
    Abbey National PLC, 7.95%, 10/26/29 ....................................    Aa3/AA-        $1,400,000     $ 1,428,928
    Associates Corp. of N.A., 6.50%, 10/15/02 ..............................    Aa3/AA-         1,800,000       1,788,611
    General Motors Acceptance Corp., 5.35%, 12/07/01 .......................      A2/A          2,800,000       2,730,832
    Goldman Sachs Group Inc., 6.65%, 05/15/09 ..............................     A1/A+          1,755,000       1,669,609
    Ford Motor Credit Corp., 7.20%, 06/15/07 ...............................      A1/A          1,150,000       1,150,647
    Norwest Financial Inc., 7.875%, 02/15/02 ...............................     Aa3/A+         1,400,000       1,431,942
    Paine Webber Group, 5.83%, 01/25/01 ....................................   Baa1/BBB+        3,000,000       2,960,463
    PNC Funding Corp., 6.125%, 09/01/03 ....................................    A3/BBB+         1,300,000       1,262,461
    Suntrust Banks Inc., 6.00%, 02/15/26 ...................................      A2/A          1,500,000       1,409,883
    U.S. Bancorp., 8.09%, 11/15/26 .........................................    A1/BBB+           600,000         588,942
    Westdeutsche Landesbank NY, 6.05%, 01/15/09 ............................    Aa1/AA+         1,930,000       1,764,786
                                                                                                              -----------
                                                                                                               18,187,104
                                                                                                              -----------
  INDUSTRIAL & MISCELLANEOUS -- 3.19%
    Rohm & Haas Co., 7.85%, 07/15/29, 144A* ................................     A3/A-          1,230,000       1,257,053
    Safeway Inc., 7.50%, 09/15/09 ..........................................    Baa2/BBB        1,740,000       1,745,986
                                                                                                              -----------
                                                                                                                3,003,039
                                                                                                              -----------
  UTILITIES -- 7.43%
    AT&T Corporation, 6.50%, 09/15/02 ......................................     A1/AA-         1,600,000       1,593,971
    Edison International Inc., 6.875%, 09/15/04 ............................     A2/A-          1,800,000       1,785,190
    Sprint Capital Corp., 6.875%, 11/15/28 .................................   Baa1/BBB+        1,830,000       1,674,368
    WorldCom, Inc., 6.40%, 08/15/05 ........................................     A3/A-          2,000,000       1,943,048
                                                                                                              -----------
                                                                                                                6,996,577
                                                                                                              -----------
      TOTAL CORPORATE BONDS (Cost $28,578,066) ..........................................................      28,186,720
                                                                                                              -----------
ASSET BACKED SECURITIES -- 5.59%
    Bear Stearns CMS, Ser. 1999-WF2, Cl. A2, 7.08%, 06/15/09 ...............    Aaa/AAA         1,850,000       1,844,838
    Citibank Credit Card Master Trust, Ser. 1999-2 Cl. A, 5.875%,
      03/10/11 .............................................................    Aaa/AAA         2,410,000       2,242,746
    Comed Transitional Funding Trust, Ser. 1998-1 Cl. A2, 5.29%,
      06/25/03 .............................................................    Aaa/AAA         1,200,000       1,181,976
                                                                                                              -----------
      TOTAL ASSET BACKED SECURITIES (Cost $5,456,147) ...................................................       5,269,560
                                                                                                              -----------
MORTGAGE BACKED SECURITIES -- 33.54%
    FGLMC, Pool #C30260, 7.50%, 08/01/29 ...................................    Aaa/AAA         1,292,534       1,298,161
    FHLMC, Pool #G10557, 6.50%, 07/01/11 ...................................    Aaa/AAA         1,682,137       1,656,385
    FHLMC, Ser. T-8, Cl. A6, 7.00%, 01/15/19 ...............................    Aaa/AAA         1,000,000         995,170
    FHLMC, Pool #C80342, 6.50%, 09/01/25 ...................................    Aaa/AAA         1,180,544       1,139,603
    FNMA, Pool #250890, 7.00%, 04/01/04 ....................................    Aaa/AAA         1,115,196       1,117,096
    FNMA, Pool #303728, 6.00%, 01/01/11 ....................................    Aaa/AAA         1,521,980       1,471,433
    FNMA, Pool #190275, 8.00%, 11/01/26 ....................................    Aaa/AAA         1,787,755       1,822,686
    FNMA, Pool #481429, 6.00%, 01/01/29 ....................................    Aaa/AAA         1,979,391       1,846,021
    FNMA, Pool #487830, 6.00%, 03/01/29 ....................................    Aaa/AAA         3,664,698       3,416,301
    FNMA, Pool #TBA, 7.50%, 11/01/29 .......................................    Aaa/AAA         4,500,000       4,467,656

                       See notes to financial statements.
                                       14

1838 FIXED INCOME FUND

SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                               Moody's/S&P     Principal         Value
                                                                                 Rating          Amount        (Note 2)
                                                                               -----------     ----------     -----------
MORTGAGE BACKED SECURITIES (CONTINUED)
    GNMA, Pool #780374, 7.50%, 12/15/23.....................................    Aaa/AAA        $1,009,316     $ 1,015,860
    GNMA, Pool #2038, 8.50%, 07/20/25.......................................    Aaa/AAA           115,214         119,634
    GNMA, Pool #417239, 7.00%, 02/15/26.....................................    Aaa/AAA         1,917,345       1,882,167
    GNMA, Pool #443623, 6.50%, 02/15/28.....................................    Aaa/AAA         1,981,526       1,894,503
    GNMA, Pool #462556, 6.50%, 02/15/28.....................................    Aaa/AAA         2,709,299       2,591,125
    GNMA, Pool #448178, 6.50%, 03/15/28.....................................    Aaa/AAA           194,388         185,909
    GNMA, Pool #491223, 7.00%, 03/15/29.....................................    Aaa/AAA         3,038,061       2,980,939
    GNMA, Pool #509609, 7.00%, 07/15/29.....................................    Aaa/AAA         1,735,480       1,702,849
                                                                                                              -----------
      TOTAL MORTGAGE BACKED SECURITIES (Cost $32,278,369)................................................      31,603,498
                                                                                                              -----------
TAXABLE MUNICIPAL BOND -- 1.81%
    Alameda, CA Corridor Trans. Auth. (MBIA), 6.60% 10/01/29
      (Cost $1,894,941).....................................................    Aaa/AAA         1,900,000       1,703,219
                                                                                                              -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS** -- 11.04%
    FFCB, 6.22%, 10/12/04.................................................................      1,500,000       1,481,794
    FHLB, 6.30%, 06/03/09.................................................................      1,250,000       1,212,506
    FHLMC, 6.25%, 10/15/02................................................................      4,000,000       3,995,280
    FHLMC, 6.30%, 06/01/04................................................................      1,560,000       1,529,661
    FHLMC, 6.45%, 04/29/09................................................................      2,300,000       2,186,944
                                                                                                              -----------
      TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,532,374)........................................      10,406,185
                                                                                                              -----------
U.S. TREASURY OBLIGATIONS** -- 16.52%
    U.S. Treasury Note, 6.25%, 08/31/02...................................................        100,000         100,906
    U.S. Treasury Note, 5.50%, 07/31/01...................................................      3,200,000       3,183,002
    U.S. Treasury Note, 6.00%, 08/15/04...................................................      3,500,000       3,507,658
    U.S. Treasury Note, 6.00%, 08/15/09...................................................      5,930,000       5,922,587
    U.S. Treasury Bond, 5.25%, 02/15/29...................................................      3,290,000       2,845,850
                                                                                                              -----------
      TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,480,372).................................................      15,560,003
                                                                                                              -----------
                                                                                                 Shares
                                                                                               ----------
SHORT-TERM INVESTMENT -- 0.28%
    SEI Daily Income Trust Prime Obligation (Cost $266,968)...............................        266,968         266,968
                                                                                                              -----------
TOTAL INVESTMENTS (Cost $94,487,237)+ -- 98.70%..........................................................      92,996,153
OTHER ASSETS AND LIABILITIES, NET -- 1.30%...............................................................       1,224,573
                                                                                                              -----------
NET ASSETS -- 100%.......................................................................................     $94,220,726
                                                                                                              ===========

*  Resale restricted to institutional buyers.

** While no ratings are shown for U.S. Government Agency Obligations and U.S.
   Treasury Obligations, they are considered to be of the highest quality, comparable to Moody's AAA rating and S&P's Aaa rating.

+ The cost for federal income tax purposes was $94,539,652. At October 31, 1999, net unrealized depreciation was $1,543,499. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $268,491, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,811,990.

TBA -- Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement.

                       See notes to financial statements.

1838 LARGE CAP EQUITY FUND

--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

The management of the 1838 Large Cap Equity Fund (the "Fund") is pleased to report the commencement of operations of the Fund and the activity for the period ended October 31, 1999.

PERFORMANCE REVIEW

The Fund commenced operations on September 29, 1999 with an initial net asset value ("NAV") of $10.00 per share. The NAV increased to $10.61 as of October 31, 1999 which made the total return for the Fund since inception 6.10%. During the same period, the benchmark for the Fund, the Standard & Poor's 500 Index* ("S&P 500") had a total return of 7.65%. Although the Fund lagged behind the S&P 500 by 1.55% for the period ending October 31, 1999, by November 17, 1999 the Fund's total return had surpassed the S&P 500 by 0.52%. As of November 17, 1999, the Fund's NAV had risen to $11.20, which represented a total return since inception of 12.00% versus the S&P 500's total return for the same period of 11.48%.

The preceding performance discussion covers a very short period of time but the investment philosophy implemented by 1838 Investment Advisors, Inc., the Fund's advisor, has been tested over many years. The Fund's current prospectus contains the historical performance of a composite of segregated accounts that were managed with substantially similar objectives, policies and strategies as those of the Fund. We believe that historical performance stated in the prospectus demonstrates that the adviser has been able to consistently stay ahead of the S&P 500.

INVESTMENT STRATEGY AND ECONOMIC OUTLOOK

This year has marked a continuation of the multiyear trend favoring technology stocks, as the sector produced a 33.7% return versus 12.1% for the S&P 500 year-to-date through October. One cannot escape the news surrounding internet stocks, initial public offerings (IPO's), along with reports of significant technology breakthroughs which will enhance our lifestyle and economy. The pace has been torrid!

1838's Large Cap Equity Fund adheres to a policy which keeps the portfolio invested in each of the economic sectors at approximately an S&P 500 weight, and, needless to say, the product has benefited from its exposure to technology. More importantly, we focus our efforts on superior stock selection in each sector, rather than trying to guess which area will be the next big winner (or loser.) Our focus in technology is on having investments in leading companies across the spectrum of productivity, while minimizing our exposure to the risks in one single product. We are careful to diversify the Fund's holdings and keep position sizes constrained such that they can add meaningfully to performance, but are not so large as to damage the returns in the event of a serious dislocation.

* The S&P 500 Index is an unmanaged, capitalization-weighted index of five hundred publicly traded stocks without any associated expenses and the returns assume reinvestment of all dividends.

1838 LARGE CAP EQUITY FUND

--------------------------------------------------------------------------------

We look forward to providing our investors with updates describing market conditions and analysis, on which sectors and stocks are adding to performance, and those, which are not.

We invite your questions and comments and thank you for your investment in the Fund. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/ George W. Gephart, Jr.
                                         ---------------------------------
                                         George W. Gephart, Jr.
                                         Vice President & Portfolio Manager

1838 LARGE CAP EQUITY FUND


SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                                Value
                                                                                                   Shares      (Note 2)
                                                                                                   ------     ----------
COMMON STOCK -- 97.44%

BASIC INDUSTRIES -- 10.98%
    Avery Dennison Corp........................................................................     1,600     $  100,000
    E. I. Dupont de Nemours & Co...............................................................     1,200         77,325
    General Electric Co........................................................................     1,300        176,231
    Illinois Tool Works........................................................................     1,300         95,225
    Tyco International Ltd.....................................................................     2,300         91,856
                                                                                                              ----------
                                                                                                                 540,637
                                                                                                              ----------

CONSUMER CYCLICAL -- 12.36%
    Carnival Corp..............................................................................     2,000         89,000
    Ford Motor Co..............................................................................     1,900        104,262
    Interpublic Group of Cos...................................................................     2,200         89,375
    McDonalds Corp.............................................................................     2,200         90,750
    Staples Inc.*..............................................................................     5,700        126,469
    Wal-Mart Stores Inc........................................................................     1,900        108,537
                                                                                                              ----------
                                                                                                                 608,393
                                                                                                              ----------

CONSUMER STAPLES -- 7.41%
    Anheuser-Busch Cos., Inc...................................................................     1,000         71,813
    Estee Lauder Cos...........................................................................     2,300        107,238
    Proctor & Gamble Co........................................................................     1,200        125,850
    Safeway Inc.*..............................................................................     1,700         60,031
                                                                                                              ----------
                                                                                                                 364,932
                                                                                                              ----------

ENERGY -- 6.87%
    Chevron Corp...............................................................................     1,000         91,312
    Mobil Corp.................................................................................     1,500        144,750
    Schlumberger Ltd...........................................................................     1,100         66,619
    Transocean Offshore, Inc...................................................................     1,300         35,344
                                                                                                              ----------
                                                                                                                 338,025
                                                                                                              ----------

FINANCIAL -- 14.98%
    American International Group...............................................................     2,000        205,875
    Associates First Capital Corp..............................................................     2,700         98,550
    Citigroup Inc..............................................................................     3,000        162,375
    Fifth Third Bancorp........................................................................     1,400        103,337
    Wells Fargo Co.............................................................................     3,500        167,563
                                                                                                              ----------
                                                                                                                 737,700
                                                                                                              ----------

                       See notes to financial statements.

1838 LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS -- CONTINUED                            OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                                Value
                                                                                                   Shares      (Note 2)
HEALTHCARE -- 8.31%                                                                                ------     ----------
    Medtronic Inc..............................................................................     3,900     $  135,037
    Merck & Co., Inc...........................................................................     1,300        103,431
    Pharmacia & Upjohn Inc.....................................................................     1,600         86,300
    Schering-Plough Corp.......................................................................     1,700         84,150
                                                                                                              ----------
                                                                                                                 408,918
                                                                                                              ----------

TECHNOLOGY -- 24.40%
    America Online*............................................................................       700         90,781
    Applied Materials*.........................................................................       900         80,831
    Cisco Systems*.............................................................................     2,600        192,400
    Dell Computer*.............................................................................     2,400         96,300
    EMC Corp.*.................................................................................     1,600        116,800
    Intel Corp.................................................................................     1,900        147,131
    Microsoft*.................................................................................     2,300        212,894
    Oracle Corp.*..............................................................................     1,600         76,100
    Sun Microsystems Inc.*.....................................................................     1,100        116,394
    Texas Instruments Inc......................................................................       800         71,800
                                                                                                              ----------
                                                                                                               1,201,431
                                                                                                              ----------

TELECOMMUNICATIONS -- 12.13%
    Bell Atlantic Corp.........................................................................     1,400         90,912
    MCI Worldcom Inc.*.........................................................................     2,200        188,788
    SBC Communications.........................................................................     3,900        198,658
    Sprint Corp................................................................................     1,600        118,900
                                                                                                              ----------
                                                                                                                 597,258
                                                                                                              ----------
TOTAL COMMON STOCKS (Cost $4,553,443)..........................................................                4,797,294
SHORT-TERM INVESTMENT -- 1.09%
    SEI Daily Income Trust Prime Obligation (Cost $53,707).....................................    53,707         53,707
                                                                                                              ----------
TOTAL INVESTMENTS (Cost $4,607,150)+ -- 98.53%.................................................               $4,851,001
OTHER ASSETS AND LIABILITIES, NET -- 1.47%.....................................................                   72,294
                                                                                                              ----------
NET ASSETS -- 100%.............................................................................               $4,923,295
                                                                                                              ==========

* Non-income producing security.

+ The cost for federal income tax purposes was $4,607,150. At October 31, 1999, net unrealized appreciation was $243,851. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $295,356, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $51,505.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES                            OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                               International     Small Cap     Fixed Income     Large Cap
                                                                Equity Fund     Equity Fund        Fund        Equity Fund
                                                               -----------------------------------------------------------
ASSETS:
Investments, at value (identified cost $66,962,031,
  $43,553,814, $94,487,237 and $4,607,150, respectively)
  (Note 2)..................................................    $86,164,545     $41,459,483    $ 92,996,153    $4,851,001
Receivables:
  Dividends and interest....................................        103,124          27,058         905,206         3,377
  Investment securities sold................................      3,693,331       1,376,620       9,752,108        70,180
  Reimbursement due from advisor............................             --              --              --         8,759
Other assets................................................         20,302             996             617            --
                                                               -----------------------------------------------------------
      Total assets..........................................     89,981,302      42,864,157     103,654,084     4,933,317
                                                               -----------------------------------------------------------
LIABILITIES:
Management fees due to adviser (Note 4).....................         53,850          26,953           6,136            --
Due to affiliates (Note 4)..................................         14,645           8,367          12,654         6,466
Payable for investment securities purchased.................      3,314,283         752,631       9,374,705            --
Other accrued expenses......................................         51,498          30,380          39,863         3,556
                                                               -----------------------------------------------------------
      Total liabilities.....................................      3,434,276         818,331       9,433,358        10,022
                                                               -----------------------------------------------------------
NET ASSETS..................................................    $86,547,026     $42,045,826    $ 94,220,726    $4,923,295
                                                               ===========================================================
NET ASSETS CONSIST OF:
Par value of shares of beneficial interest (par $0.001).....    $     5,939     $     4,281    $      9,605    $      464
Additional capital paid-in..................................     62,667,820      47,894,070      97,146,404     4,660,462
Undistributed net investment income.........................          7,585              --         220,204         3,799
Accumulated realized gain (loss) on investments.............      4,661,312      (3,758,194)     (1,664,403)       14,719
Net unrealized appreciation (depreciation) on:
  Investments...............................................     19,202,514      (2,094,331)     (1,491,084)      243,851
  Translation of assets and liabilities in foreign
    currencies..............................................          1,856              --              --            --
                                                               -----------------------------------------------------------
NET ASSETS..................................................    $86,547,026     $42,045,826    $ 94,220,726    $4,923,295
                                                               ===========================================================
Shares of beneficial interest outstanding...................      5,938,529       4,280,597       9,604,582       463,944
                                                               -----------------------------------------------------------
NET ASSET VALUE, offering and redemption price per share
  (Net assets/Outstanding shares of beneficial interest)....    $     14.57     $      9.82    $       9.81    $    10.61
                                                               ===========================================================

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS

STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                              International     Small Cap     Fixed Income      Large Cap
                                                               Equity Fund     Equity Fund        Fund        Equity Fund+
                                                              -------------------------------------------------------------
INVESTMENT INCOME:
Dividends..................................................    $ 1,065,713     $   374,403             --       $   2,232
Interest...................................................        105,409          69,186     $5,016,642           3,390
Foreign taxes withheld.....................................       (191,725)             --             --              --
                                                              -------------------------------------------------------------
    Total Investment Income................................        979,397         443,589      5,016,642           5,622
                                                              -------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 4)..........................        554,632         352,199        418,704           1,580
Administration fee (Note 4)................................         41,285          21,322         37,358           1,315
Accounting fee (Note 4)....................................         30,220          20,225         21,982           3,507
Custodian fees.............................................         47,663          10,433          9,318             500
Transfer agency fees.......................................         12,666          12,666         12,666           1,808
Trustees' fees (Note 4)....................................         13,098           8,188         14,613             300
Audit and tax fees.........................................         17,693          12,635         12,657           1,238
Legal fees.................................................         23,259          21,086         26,877             500
Registration fees..........................................         19,140          17,590         26,072             778
Reports to shareholders....................................         14,990           9,431         15,728             418
Amortization of organizational costs (Note 2)..............         25,853              --             --              --
Other......................................................          8,940           3,773         17,616             218
                                                              -------------------------------------------------------------
    Total expenses.........................................        809,439         489,548        613,591          12,162
      Advisory fees waived (Note 4)........................             --              --        (99,887)         (1,580)
      Reimbursement from adviser (Note 4)..................             --              --             --          (8,759)
                                                              -------------------------------------------------------------
         Total expenses, net...............................        809,439         489,547        513,704           1,823
                                                              -------------------------------------------------------------
  Net investment income (loss).............................        169,958         (45,959)     4,502,938           3,799
                                                              -------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
  Net realized gain (loss) from:
    Investment transactions................................      4,664,281      (3,154,069)    (1,593,120)         14,719
    Foreign currency transactions..........................       (168,139)             --             --              --
                                                              -------------------------------------------------------------
    Total net realized gain (loss).........................      4,496,142      (3,154,069)    (1,593,120)         14,719
                                                              -------------------------------------------------------------
  Change in unrealized appreciation (depreciation) of:
    Investments............................................     13,869,059         797,122     (2,308,516)        243,851
    Translation of assets and liabilities in foreign
      currencies...........................................         (2,205)             --             --              --
                                                              -------------------------------------------------------------
    Total change in unrealized appreciation
      (depreciation).......................................     13,866,854         797,122     (2,308,516)        243,851
                                                              -------------------------------------------------------------
    Net gain (loss) on investments and foreign currency....     18,362,996      (2,356,947)    (3,901,636)        258,570
                                                              -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................    $18,532,954     $(2,402,906)    $  601,302       $ 262,369
                                                              =============================================================

+ The Large Cap Equity Fund commenced operations on September 29, 1999.


                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              International     Small Cap     Fixed Income     Large Cap
                                                               Equity Fund     Equity Fund        Fund        Equity Fund+
                                                              ------------------------------------------------------------
FOR THE PERIOD ENDED OCTOBER 31, 1999
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).............................    $   169,958     $   (45,959)   $  4,502,938    $     3,799
  Net realized gain (loss) from investment and foreign
    currency transactions..................................      4,496,142      (3,154,069)     (1,593,120)        14,719
  Change in unrealized appreciation (depreciation) of
    investments and foreign currency.......................     13,866,854         797,122      (2,308,516)       243,851
                                                              ------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations...............................................     18,532,954      (2,402,906)        601,302        262,369
                                                              ------------------------------------------------------------
Distributions to shareholders:
  Net investment income....................................             --              --      (4,282,734)            --
  Net realized gains.......................................     (4,289,722)             --              --             --
                                                              ------------------------------------------------------------
    Total distributions....................................     (4,289,722)             --      (4,282,734)            --
                                                              ------------------------------------------------------------
Increase in net assets from Fund share transactions (Note
  5).......................................................     14,428,889       5,815,832      26,178,864      4,660,926
                                                              ------------------------------------------------------------
Increase in net assets.....................................     28,672,121       3,412,926      22,497,432      4,923,295

NET ASSETS:
  Beginning of period......................................     57,874,905      38,632,900      71,723,294             --
                                                              ------------------------------------------------------------
  End of period............................................    $86,547,026     $42,045,826    $ 94,220,726      4,923,295
                                                              ============================================================
FOR THE YEAR ENDED OCTOBER 31, 1998
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).............................    $    55,124     $   (48,758)   $  3,187,767
  Net realized gain (loss) from investment and foreign
    currency transactions..................................      3,215,802        (684,440)        (71,283)
  Change in unrealized appreciation (depreciation) of
    investments and foreign currency.......................        371,928      (6,586,969)        526,819
                                                              --------------------------------------------
Net increase (decrease) in net assets resulting from
  operations...............................................      3,642,854      (7,320,167)      3,643,303
                                                              --------------------------------------------
Distributions to shareholders:
  Net investment income....................................        (17,086)             --      (3,369,397)
  Return of capital........................................             --              --        (236,732)
  Net realized gains.......................................     (2,857,635)     (2,137,768)        (92,049)
                                                              --------------------------------------------
    Total distributions....................................     (2,874,721)     (2,137,768)     (3,698,178)
                                                              --------------------------------------------
Increase in net assets from Fund share transactions (Note
  5).......................................................      6,061,174      19,168,298      39,241,000
                                                              --------------------------------------------
Increase in net assets.....................................      6,829,307       9,710,363      39,186,125

NET ASSETS:
  Beginning of year........................................     51,045,598      28,922,537      32,537,169
                                                              --------------------------------------------
  End of year..............................................    $57,874,905     $38,632,900    $ 71,723,294
                                                              ============================================

+ The Large Cap Equity Fund commenced operations on September 29, 1999.

                     See notes to the financial statements.

1838 INVESTMENT ADVISORS FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

INTERNATIONAL EQUITY FUND

                                                                For the Fiscal Year or Period Ended October 31,
                                                 -----------------------------------------------------------------------------
                                                      1999           1998           1997           1996       1995+
                                                 -----------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF YEAR.........    $   12.08      $   11.99      $   10.44      $    9.61     $ 10.00
                                                 -----------------------------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment income......................         0.03           0.01           0.02           0.07        0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions.............................         3.34           0.75           1.57           0.80       (0.41)
                                                 -----------------------------------------------------------------------------
      Total from investment operations.......         3.37           0.76           1.59           0.87       (0.39)
                                                 -----------------------------------------------------------------------------
DISTRIBUTIONS:
  From net investment income.................           --             --          (0.04)         (0.04)         --
  From net realized gain on investments......        (0.88)         (0.67)            --             --          --
                                                 -----------------------------------------------------------------------------
      Total distributions....................        (0.88)         (0.67)         (0.04)         (0.04)         --
                                                 -----------------------------------------------------------------------------
NET ASSET VALUE -- END OF YEAR...............    $   14.57      $   12.08      $   11.99      $   10.44     $  9.61
                                                 =============================================================================
TOTAL RETURN.................................       29.10%          6.90%         15.23%          9.11%     (3.90)%**

Ratios (to average net assets)/Supplemental
  Data:
    Expenses (net of fee waivers)............        1.09%          1.13%          1.25%          1.25%       1.25%*
    Expenses (excluding fee waivers).........         N/A            N/A           1.44%          1.80%       2.60%*
    Net investment income....................        0.23%          0.10%          0.28%          0.70%       1.02%*
Portfolio turnover rate......................       48.71%        166.77%         92.33%         59.11%      42.21%*
Net assets, end of period (in 000's).........    $  86,547      $  57,875      $  51,046      $  41,209     $16,764

+          The International Equity Fund commenced operations on August 3, 1995.
*          Annualized.
**         Total return not annualized.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

SMALL CAP EQUITY FUND

                                                                 For the Fiscal Year or Period Ended October 31,
                                                   ---------------------------------------------------------------------------
                                                        1999                  1998                  1997                 1996+
                                                   ---------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR..............  $   10.26             $   13.08             $    9.57             $   10.00
                                                   ---------------------------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment loss............................      (0.01)                (0.01)                (0.02)                (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions.................................      (0.43)                (1.86)                 3.62                 (0.41)
                                                   ---------------------------------------------------------------------------
      Total from investment operations...........      (0.44)                (1.87)                 3.60                 (0.43)
                                                   ---------------------------------------------------------------------------
Distributions:
  From net investment income.....................         --                    --                    --                    --
  From net realized gain on investments..........         --                 (0.95)                (0.09)                   --
                                                   ---------------------------------------------------------------------------
      Total distributions........................         --                 (0.95)                (0.09)                   --
                                                   ---------------------------------------------------------------------------
NET ASSET VALUE - END OF YEAR....................  $    9.82             $   10.26             $   13.08             $    9.57
                                                   ===========================================================================
TOTAL RETURN.....................................      (4.29)%              (15.33)%               37.81%                (4.30)%**
Ratios (to average net assets)/Supplemental Data:
    Expenses (net of fee waivers)................        1.04%                 1.10%                1.25%                 1.25%*
    Expenses (excluding fee waivers).............        N/A                   N/A                  1.84%                 4.63%*
    Net investment income........................      (0.10)%               (0.13)%               (0.27)%               (0.52)%*
Portfolio turnover rate..........................       91.33%                42.64%               67.66%                94.38%*
Net assets, end of period (in 000's).............  $   42,046             $  38,633            $  28,923             $   5,428

+          The Small Cap Equity Fund commenced operations on June 17, 1996.
*          Annualized.
**         Total return not annualized.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FIXED INCOME FUND

                                                                                            For the Fiscal Year
                                                                                        or Period Ended October 31,
                                                                              -----------------------------------------
                                                                                  1999          1998         1997+
                                                                              -----------------------------------------

NET ASSET VALUE - BEGINNING OF YEAR......................................     $  10.24      $  10.27      $  10.00
                                                                              -----------------------------------------
INVESTMENT OPERATIONS:
  Net investment income..................................................         0.53          0.54          0.06
  Net realized and unrealized gain (loss) on investments.................        (0.45)         0.08          0.21
                                                                              -----------------------------------------
      Total from investment operations...................................         0.08          0.62          0.27
                                                                              -----------------------------------------
Distributions:
  From net investment income.............................................        (0.51)        (0.59)           --
  Return of capital......................................................           --         (0.04)           --
  From net realized gain on investments..................................           --         (0.02)           --
                                                                              -----------------------------------------
      Total distributions................................................        (0.51)        (0.65)           --
                                                                              -----------------------------------------
NET ASSET VALUE - END OF YEAR............................................     $   9.81      $  10.24      $  10.27
                                                                              =========================================

TOTAL RETURN.............................................................        0.79%         6.26%         2.70%**
Ratios (to average net assets)/Supplemental Data:
  Expenses (net of fee waivers)(1).......................................        0.61%         0.75%         0.75%
  Expenses (excluding fee waivers).......................................        0.73%         0.88%         2.12%*
  Net investment income..................................................        5.35%         5.60%         5.83%*
Portfolio turnover rate..................................................      834.18%        92.65%        39.12%*
Net assets, end of period (in 000's).....................................     $ 94,221      $ 71,723      $ 32,537

+          The Fixed Income Fund commenced operations on September 2, 1997.
*          Annualized.
**         Total return not annualized.
(1)        Effective January 1, 1999, the Fund's investment adviser, 1838
           Investment Advisors, Inc., voluntarily agreed to waive its fees and/or reimburse the Fund so the total operating expenses do not exceed 0.60% of average daily net assets.


                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

LARGE CAP EQUITY FUND

                                                            For the
                                                         Period Ended
                                                       October 31, 1999+
                                                       -----------------
NET ASSET VALUE - BEGINNING OF PERIOD...............       $   10.00
                                                       -----------------
INVESTMENT OPERATIONS:
  Net investment income.............................            0.01
  Net realized and unrealized gain on investments...            0.60
                                                       -----------------
      Total from investment operations..............            0.61
                                                       -----------------
NET ASSET VALUE - END OF PERIOD.....................       $   10.61
                                                       =================
TOTAL RETURN........................................            6.10%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses (net of fee waivers).....................            0.75%*
  Expenses (excluding fee waivers)..................            4.98%*
  Net investment income.............................            1.55%*
Portfolio turnover rate.............................            5.58%
Net assets, end of period (in 000's)................       $   4,923

+          The Large Cap Equity Fund commenced operations on September 29, 1999.
*          Annualized.
**         Total return not annualized.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS                               OCTOBER 31, 1999
--------------------------------------------------------------------------------

   NOTE 1 -- DESCRIPTION OF THE FUNDS

   The 1838 Investment Advisors Funds (the "Trust") was organized as a Delaware series business trust on December 9, 1994, and is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust consists of five Funds: the 1838 International Equity Fund, the 1838 Small Cap Equity Fund, the 1838 Fixed Income Fund, the 1838 Large Cap Equity Fund and the 1838 Special Equity Fund (each a "Fund" and collectively, the "Funds"). Each of the Funds, except the 1838 Special Equity Fund, is diversified. The investment objectives of each Fund are set forth below.

   The 1838 International Equity Fund (the "International Fund"), the first of the series currently offered by the Trust, commenced operation on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio of equity securities of issuers located in countries other than the United States.

   The 1838 Small Cap Equity Fund (the "Small Cap Fund") commenced operations on June 17, 1996. The Fund's investment objective is long-term growth. The Fund seeks to achieve its objective by investing at least 65% of its total assets in the common stock of U.S. companies with market capitalizations of $2 billion or less (small cap), which are believed to be undervalued and have good prospects for capital appreciation.

   The 1838 Fixed Income Fund (the "Fixed Income Fund") commenced operations on September 2, 1997. The Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its assets in a diversified portfolio of fixed income securities.

   The 1838 Large Cap Equity Fund (the "Large Cap Fund") commenced operations on September 29, 1999. The Fund's investment objective is long-term total return. The Fund will seek to achieve its objective by investing at least 90% of its total assets in the common stock of U.S. companies with market capitalizations greater than $5 billion.

   The 1838 Special Equity Fund has not commenced operations as of October 31, 1999. The Fund's investment objective is high total return. The Fund will seek to achieve its objective by investing at least 90% of its total assets in a select portfolio of the common stock of U.S. companies with market capitalizations greater than $5 billion.

   NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation. Each Fund's securities except investments with remaining maturities of 60 days or less, are valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Debt securities having a maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair value

1838 INVESTMENT ADVISORS FUNDS


NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 1999
--------------------------------------------------------------------------------

   NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

   as determined in good faith by, or under procedures established by, the Board of Trustees. As of October 31, 1999, there were no securities valued by, or under procedures established by, the Board of Trustees.

   Federal Income Taxes. Each Fund is treated as a separate entity and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

   Dividends and Capital Gain Distributions. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions for the International Fund. The Fixed Income Fund distributes net investment income monthly. All other distributions by each Fund will be made annually in December. Additional distributions may be made by each Fund to the extent necessary.

   Deferred Organizational Costs. Costs incurred by the International Fund in connection with the initial registration and public offering of shares have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date that the Fund commenced operations.

   Foreign Currency Translations. The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

              (i) market value of investment securities, assets and
                  liabilities at the daily rates of exchange, and

             (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

   Forward Foreign Currency Exchange Contracts. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts ("FFCEC"). Additionally, the International Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at fair value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain
   (loss) from foreign currency transactions. There are no FFCEC outstanding at October 31, 1999.

1838 INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 1999
--------------------------------------------------------------------------------

   NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   Other. Investment security transactions are accounted for on a trade date basis. The specific identification method is utilized for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

   NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

   During the fiscal year ended October 31, 1999, purchases and sales of investment securities, other than short-term investments, were as follows:

                                     International      Small Cap      Fixed Income     Large Cap
                                         Fund             Fund             Fund            Fund
                                     -------------     -----------     ------------     ----------
Purchases.........................    $47,507,674      $48,446,318     $718,213,146     $4,636,816
Sales.............................     34,962,504       41,094,218      691,813,751         98,092

   Purchases and sales of U.S. Government securities, during the fiscal year ended October 31, 1999, were as follows:

                                     International      Small Cap      Fixed Income     Large Cap
                                         Fund             Fund             Fund            Fund
                                     -------------     -----------     ------------     ----------
Purchases.........................    $        --      $        --     $340,048,618     $9,868,894
Sales.............................             --               --      345,756,903      9,869,160

   NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The Trust, on behalf of each Fund, employs 1838 Investment Advisors, Inc. (the "Investment Advisor"), a direct, wholly-owned subsidiary of MBIA, Inc., and registered investment adviser under the 1940 Investment Advisor Act, to furnish investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust. The Investment Advisor supervises the investment of the assets of the Trust in accordance with each Fund's investment objective, policies and restrictions.

   The Trust pays the Investment Advisor a monthly fee at the following annual rates of each Fund's average daily net assets: 0.75% for the International Fund, 0.75% for the Small Cap Fund, 0.50% for the Fixed Income Fund and 0.65% for the Large Cap Fund. The Investment Advisor has voluntarily agreed to waive its advisory fee and/or reimburse each Fund monthly to the extent that the total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) will exceed the following annual rates of each Fund's average daily net assets: 1.25% for the International Fund, 1.25% for the Small Cap Fund, 0.60% for the

1838 INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 1999
--------------------------------------------------------------------------------

   NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

   Fixed Income Fund (effective January 1, 1999) and 0.75% for Large Cap Fund. This undertaking may be rescinded at any time in the future.

   The following table summarizes the advisory fees, waivers and reimbursements incurred by the Trust for the fiscal year ended October 31, 1999:

                                             Gross         Advisory Fee         Net             Advisor
                                          Advisory Fee        Waiver        Advisory Fee     Reimbursement
                                          ------------     ------------     ------------     -------------
International Fund.....................     $554,632         $    -0-         $554,632          $   -0-
Small Cap Fund.........................      352,199              -0-          352,199              -0-
Fixed Income Fund......................      418,704           99,887          318,817              -0-
Large Cap Fund.........................        1,580            1,580              -0-            8,759

   Effective August 1, 1999, 1838 Investment Advisors, Inc. ("1838") also serves as Administrator to the Trust pursuant to an Administration Agreement with the Trust on behalf of each Fund. As Administrator, 1838 is responsible for services such as financial reporting, compliance monitoring and corporate management. Effective September 27, 1999, the Trust pays 1838 a monthly asset-based fee at the annual rate of 0.06% of each Fund's average daily net assets, with a minimum annual fee per Fund of $15,000. For the period August 1, 1999 to September 26, 1999, the Trust paid 1838 the same fee rate in effect with the previous Administrator, Declaration Service Company, Inc. ("DSC"). Prior to August 1, 1999, DSC received a monthly asset-based fee from the Trust at the annual rate of 0.04% of the Trust's average daily net assets between $50 and $100 million; 0.02% of such assets in excess of $100 million to $200 million; and 0.01% of such assets in excess of $200 million. Each Fund paid its pro-rata portion based upon its portion of the Trust's average daily net assets. DSC also received fixed annual administration fees of $27,500 from the International Fund and $20,000 from the Small Cap Fund and Fixed Income Fund. For the period November 1, 1998 through July 31, 1999, DSC's administration fees amounted to $31,061, $15,000 and $27,834, for the International Fund, the Small Cap Fund and the Fixed Income Fund, respectively. For the period August 1, 1999 through October 31, 1999, 1838's administration fees amounted to $10,224, $6,322 and $9,524, for the International Fund, the Small Cap Fund, and the Fixed Income Fund, respectively. 1838's administration fee from the Large Cap Fund for the period September 29, 1999 to October 31, 1999 amounted to $1,315.

   Effective August 1, 1999, MBIA Municipal Investors Services Corporation ("MBIA MISC"), a direct, wholly-owned subsidiary of MBIA, Inc., serves as Accounting Agent to the Trust. As Accounting Agent, MBIA MISC determines each Fund's net asset value per share and provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. Effective September 27, 1999, the Small Cap Fund, the Fixed Income Fund and the Large Cap Fund pay MBIA MISC a monthly asset-based fee at the annual rate of $40,000, plus 0.03% of each Fund's average daily net assets in excess of $50 million. The International Fund pays at the annual rate of $60,000, plus 0.03% of average daily net assets in excess of $50 million. For the period August 1, 1999 to September 26, 1999, the Trust paid MBIA MISC the same fee rate in effect with the previous Accounting Agent, DSC. Prior to August 1, 1999, DSC served as Accounting Agent to the Trust and was paid an annual fee of $25,000 for the International Fund and $17,500 for the Small Cap Fund and the Fixed Income Fund. For the

1838 INVESTMENT ADVISORS FUNDS


NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 1999
--------------------------------------------------------------------------------

   NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

   period November 1, 1998 through July 31, 1999, DSC's accounting fees amounted to $18,750, $13,125 and $13,125, for the International Fund, the Small Cap Fund and the Fixed Income Fund, respectively. For the period August 1, 1999 through October 31, 1999, MBIA MISC accounting fees amounted to $11,470, $7,100 and $8,857, for the International Fund, the Small Cap Fund, and the Fixed Income Fund, respectively. MBIA MISC accounting fee from the Large Cap Fund for the period September 29, 1999 to October 31, 1999 amounted to $3,507.

   Effective August 1, 1999, MBIA Capital Management Corporation (the "distributor"), a direct, wholly-owned subsidiary of MBIA, Inc., entered into a Distribution Agreement with the Trust to assist in securing purchasers for shares of each Fund. The distributor also directly or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses. Prior to August 1, 1999, Declaration Distributors, Inc. ("DDI") had been engaged pursuant to a Distribution Agreement with the Trust as distributor of the Funds. DDI received no compensation from the Funds for distribution of shares of the Funds.

   Effective August 1, 1999, MBIA MISC also serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, effective September 27, 1999, MBIA MISC receives an annual fee of $20,000 per Fund and is reimbursed for out-of-pocket expenses. For the period August 1, 1999 to September 26, 1999, the Trust paid MBIA MISC the same fee rate in effect with the previous transfer agent, DSC. Prior to August 1, 1999, DSC served as transfer agent and the Trust paid an annual fee of $12,000 per Fund. For the period November 1, 1998 through July 31, 1999, DSC's transfer agent fees amounted to $9,000 for each Fund. For the period August 1, 1999 through October 31, 1999, MBIA MISC's transfer agent fees amounted to $3,666 for each Fund. MBIA MISC's transfer agent fee from the Large Cap Fund for the period September 29, 1999 to October 31, 1999 amounted to $1,808.

   The Trustees of the Trust who are "interested persons" of the Trust, the Investment Advisor or its affiliates and all personnel of the Trust or the Investment Advisor performing services related to research, statistical and investment activities are paid by the Investment Advisor or its affiliates.

1838 INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 1999
--------------------------------------------------------------------------------

   NOTE 5 -- FUND SHARE TRANSACTIONS

   At October 31, 1999, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. The following table summarizes the activity in shares of each Fund:

   INTERNATIONAL FUND

                                                              For the Fiscal Year           For the Fiscal Year
                                                            Ended October 31, 1999        Ended October 31, 1998
                                                           -------------------------     -------------------------
                                                            Shares         Amount         Shares         Amount
                                                           ---------     -----------     ---------     -----------
Shares sold.............................................   1,088,189     $13,964,098       586,353     $ 7,038,369
Shares issued to shareholders in reinvestment
  of distributions......................................     315,651       3,926,698       234,719       2,586,605
Shares redeemed.........................................    (254,808)     (3,461,907)     (289,378)     (3,563,800)
                                                           ---------     -----------     ---------     -----------
Net increase............................................   1,149,032     $14,428,889       531,694     $ 6,061,174
                                                                         ===========                   ===========
Shares outstanding:
     Beginning of year..................................   4,789,497                     4,257,803
                                                           ---------                     ---------
     End of year........................................   5,938,529                     4,789,497
                                                           =========                     =========

   SMALL CAP FUND

                                                              For the Fiscal Year           For the Fiscal Year
                                                            Ended October 31, 1999        Ended October 31, 1998
                                                           -------------------------     -------------------------
                                                            Shares         Amount         Shares         Amount
                                                           ---------     -----------     ---------     -----------
Shares sold.............................................   1,040,098     $11,026,968     1,563,530     $19,341,335
Shares issued to shareholders in reinvestment
  of distributions......................................          --              --       167,292       1,995,798
Shares redeemed.........................................    (526,249)     (5,211,136)     (175,962)     (2,168,835)
                                                           ---------     -----------     ---------     -----------
Net increase............................................     513,849     $ 5,815,832     1,554,860     $19,168,298
                                                                         ===========                   ===========
Shares outstanding:
     Beginning of year..................................   3,766,748                     2,211,888
                                                           ---------                     ---------
     End of year........................................   4,280,597                     3,766,748
                                                           =========                     =========

1838 INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 1999
--------------------------------------------------------------------------------

   NOTE 5 -- FUND SHARE TRANSACTIONS -- (CONTINUED)
   FIXED INCOME FUND

                                                              For the Fiscal Year           For the Fiscal Year
                                                            Ended October 31, 1999        Ended October 31, 1998
                                                           -------------------------     -------------------------
                                                            Shares         Amount         Shares         Amount
                                                           ---------     -----------     ---------     -----------
Shares sold.............................................   2,618,322     $26,346,425     4,099,344     $41,981,069
Shares issued to shareholders in reinvestment
  of distributions......................................     387,326       3,867,673       326,222       3,334,313
Shares redeemed.........................................    (405,513)     (4,035,234)     (590,184)     (6,074,382)
                                                           ---------     -----------     ---------     -----------
Net increase............................................   2,600,135     $26,178,864     3,835,382     $39,241,000
                                                                         ===========                   ===========
Shares outstanding:
     Beginning of year..................................   7,004,447                     3,169,065
                                                           ---------                     ---------
     End of year........................................   9,604,582                     7,004,447
                                                           =========                     =========

   LARGE CAP FUND

                                                                For the Period
                                                             Ended October 31,1999
                                                           -------------------------
                                                            Shares         Amount
                                                           ---------     -----------
Shares sold.............................................     471,281     $ 4,733,341
Shares issued to shareholders in reinvestment
  of distributions......................................          --              --
Shares redeemed.........................................      (7,337)        (72,415)
                                                           ---------     -----------
Net increase............................................     463,944     $ 4,660,926
                                                                         ===========
Shares outstanding:
     Beginning of period................................           0
                                                           ---------
     End of period......................................     463,944
                                                           =========

   NOTE 6 -- CONCENTRATION OF RISKS

   The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economical developments and the level of government supervision and regulation of securities markets in the various countries.

1838 INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 1999
--------------------------------------------------------------------------------

   NOTE 7 -- CAPITAL LOSS CARRYOVERS

   The following table shows the capital loss carryovers available to offset possible future capital gains for the following Funds:

Fund                                                Amount        Expiration Date
----                                              ----------      ---------------
Small Cap Fund................................    $  600,456         10/31/2006
                                                   3,067,502         10/31/2007

Fixed Income Fund.............................        71,283         10/31/2006
                                                   1,540,705         10/31/2007


-------------------------------------------------------------------------------

Shareholder Information (Unaudited)

--------------------------------------------------------------------------

The 1838 International Equity Fund paid distributions of $0.875446 per share from net long-term capital gains during the fiscal year ended October 31, 1999. Pursuant to section 852 of the Internal Revenue Code, the 1838 International Equity Fund designated $4,289,722 as capital gain distributions for the fiscal year ended October 31, 1999.

1838 INVESTMENT ADVISORS FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS                               OCTOBER 31, 1999
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF 1838 INVESTMENT ADVISORS FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund, Small Cap Equity Fund, Fixed Income Fund and Large Cap Equity Fund (constituting 1838 Investment Advisors Funds, hereafter referred to as the "Fund") at October 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
December 10, 1999

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
                                 -------------

                         1838 INVESTMENT ADVISORS, INC.
                          FIVE RADNOR CORPORATE CENTER
                                    SUITE 320
                               100 MATSONFORD ROAD
                                RADNOR, PA 19087


                                   DISTRIBUTOR
                                 -------------

                       MBIA CAPITAL MANAGEMENT CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504


                                 ACCOUNTING AND
                                 TRANSFER AGENT
                                 -------------

                  MBIA MUNICIPAL INVESTORS SERVICE CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504


                                    CUSTODIAN
                                 -------------

                            FIRST UNION NATIONAL BANK
                               123 S. BROAD STREET
                             PHILADELPHIA, PA 19101


                                  LEGAL COUNSEL
                                 -------------

                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103


                                    AUDITORS
                                 -------------

                           PRICEWATERHOUSECOOPERS LLP
                           1177 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10036



                                      1838
                           INVESTMENT ADVISORS FUNDS

                           INTERNATIONAL EQUITY FUND
                             SMALL CAP EQUITY FUND
                               FIXED INCOME FUND
                             LARGE CAP EQUITY FUND

                                 ANNUAL REPORT
                                OCTOBER 31, 1999


AR 10/99